UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 1, 2015

Date of Report

(Date of earliest event reported)

Bear State Financial, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

900 South Shackleford Rd., Suite 401 Little Rock, Arkansas	72211
(Address of principal executive offices)	(Zip Code)

(501) 320-4904

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 1, 2015, Bear State Financial, Inc. (the “Company”) completed its previously-announced acquisition of 100% of the outstanding common stock of Metropolitan National Bank (“Metropolitan”) from Marshfield Investment Company (“Marshfield”), pursuant to a Stock Purchase Agreement, dated as of June 22, 2015 (the “Purchase Agreement”), between the Company and Marshfield. As a result of the acquisition, Metropolitan is now a wholly-owned subsidiary of the Company. The Company hereby amends its Form 8-K filed on October 1, 2015 announcing the transaction (the “Original Form 8-K”) to include the financial statements required by Item 9.01(a)(1) and to furnish the pro forma financial information required by Item 9.01(b)(1) of Form 8-K. This Form 8-K/A should be read in conjunction with the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Metropolitan as of December 31, 2014 and 2013 and for the years then ended are filed as Exhibit 99.2.

The unaudited condensed balance sheet of Metropolitan as of September 30, 2015, the unaudited statements of income, comprehensive income and cash flows for the nine months ended September 30, 2015 and 2014, and the unaudited statement of stockholders’ equity for the nine months ended September 30, 2015 and the notes related thereto are attached as Exhibit 99.3.

(b) Pro Forma Financial Information

The Unaudited Pro Forma Condensed Combined Financial Information of the Company and Metropolitan as of and for the nine months ended September 30, 2015 and Combined Financial Information for the year ended December 31, 2014 and the notes related thereto are attached as Exhibit 99.4.

(d) Exhibits

The following exhibits are attached herewith:

Exhibit Number	Description
2.1*	Stock Purchase Agreement, dated as of June 22, 2015, by and between Bear State Financial. Inc. and Marshfield Investment Company

10.1*	Employment Agreement, dated October 1, 2015, by and between Bear State Financial, Inc. and Bear State Bank, N.A. and Mark McFatridge

23.1	Consent of BKD LLP

23.2	Consent of Cummings, Ristau & Associates, P.C.

99.1+	Press Release dated October 1, 2015

99.2	Audited financial statements of Metropolitan as of and for the years ended December 31, 2014 and 2013 with reports of independent auditors

99.3	Unaudited condensed financial statements of Metropolitan as of and for the nine months ended September 30, 2015 and 2014

99.4	Unaudited Pro Forma Condensed Combined Financial Information as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014.

*previously filed

+previously furnished

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STATE FINANCIAL, INC.

Date: December 17, 2015	By:	/s/ Matt Machen
	Name:	Matt Machen
	Title:	Senior Executive Vice President and Chief Financial Officer